UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2004


                 Airlease Ltd., A California Limited Partnership
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                      1-9259                 94-3008908
____________________________        ________________        ___________________
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


555 California Street, 4th Floor, San Francisco, California             94104
___________________________________________________________           __________
          (Address of principal executive offices)                    (Zip Code)


              Registrant's telephone number, including area code:
                                 (415) 765-1814
               ___________________________________________________


                                 Not applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 20, 2004, the registrant entered into an Assumption Agreement with Airlease Management Services, Inc. ("AMSI"), the General Partner of the registrant, pursuant to which AMSI agreed to perform certain activities (including preparation of K-1s, preparation of certain financial statements and financial information, and distribution of K-1s to unitholders) relating to the winding up of the registrant's affairs and the termination of the limited partnership existence of the registrant and to assume responsibility for, and thereby relieve the registrant from, certain related liabilities and obligations of the registrant. As compensation for AMSI's agreement to perform such activities and assume such liabilities, the registrant has agreed to pay to AMSI $71,090 and assigned to AMSI its Airlease trade name and certain warrants to purchase preferred stock of U.S. Airways.


ITEM 7.01.    REGULATION FD DISCLOSURE.

         On September 20, 2004, the registrant issued a press release announcing that the Board of Directors of its General Partner has approved the termination of the limited partnership existence of the registrant as of September 30, 2004. The registrant further announced that as part of such termination and completion of the dissolution, winding up and liquidation of the registrant, the Board of Directors of the General Partner of the registrant approved a final cash distribution of 8.5 cents per unit payable on October 15, 2004 to unitholders of record as of the close of business on September 30, 2004. Lastly, the registrant announced that as a result of such termination, trading in the registrant's units will cease after September 30, 2004. A copy of the press release is filed as Exhibit 99.1 hereto.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

              Exhibit No.                     Description
              ___________                     ___________

                 99.1           Press Release dated September 20, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 21, 2004               AIRLEASE LTD., A CALIFORNIA LIMITED
                                        PARTNERSHIP
                                        (Registrant)


                                        By:  Airlease Management Services, Inc.,
                                             Its General Partner

                                        By:  /s/ DAVID B. GEBLER
                                             ______________________________
                                                 David B. Gebler
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                     Description
___________                     ___________

   99.1           Press Release dated September 20, 2004.